As filed with the Securities and Exchange Commission on May 3, 2005

File No. 333-46414

File No. 811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 5    ☐

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 16    ☒

TIAA-CREF Life Separate Account VA-1

(Exact Name of Registrant)

TIAA-CREF Life Insurance Company

(Name of Depositor)

730 Third Avenue

New York, New York 10017

(800) 842-2733

(Address and Telephone Number of Depositor’s Principal Executive Offices)

Lisa Snow, Esq.

TIAA-CREF Life Insurance Company

730 Third Avenue

New York, New York 10017

(Name and Address of Agent for Service of Process)

Copy to:

Steven B. Boehm, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D. C. 20004-2415

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

Separate account interests issued through Individual Variable Annuity Contracts

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 3, 2005 pursuant to paragraph (a)(1)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2005

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■ Growth Equity	■ Small-Cap Equity
■ Growth & Income	■ Stock Index
■ International Equity	■ Social Choice Equity
■ Large-Cap Value	■ Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2005. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Federal Income Taxes	19

Other Information	21

General Matters	23

Condensed Financial Information	25

Table of Contents for the Statement of Additional Information	33

This prospectus outlines the terms of the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This

Single Premium Immediate Annuities Prospectus	1

“current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free-look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity.

Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

2	Prospectus Single Premium Immediate Annuities

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

•	the One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;
•	Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and
•	the Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose — i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity	•Small-Cap Equity
•Growth & Income	•Stock Index
•International Equity	•Social Choice Equity
•Large-Cap Value	•Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

Single Premium Immediate Annuities Prospectus	3

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods,” page 12.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None
(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

4	Prospectus Single Premium Immediate Annuities

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%
(1)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

Single Premium Immediate Annuities Prospectus	5

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND
	Management (investment advisory) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(2)
Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%
(1)	Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.
(2)	If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.45% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

6	Prospectus Single Premium Immediate Annuities

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$87	$271	$471	$1,049
Growth & Income Account	$85	$265	$460	$1,025
International Equity Account	$91	$284	$493	$1,096
Large-Cap Value Account	$86	$268	$466	$1,037
Small-Cap Equity Account	$72	$224	$390	$871
Stock Index Account	$67	$211	$368	$822
Social Choice Equity Account	$68	$214	$373	$835
Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$148	$459	$792	$1,735
Growth & Income Account	$146	$452	$782	$1,713
International Equity Account	$152	$471	$813	$1,779
Large-Cap Value Account	$147	$456	$787	$1,724
Small-Cap Equity Account	$132	$412	$713	$1,568
Stock Index Account	$128	$400	$692	$1,523
Social Choice Equity Account	$129	$403	$697	$1,534
Real Estate Securities Account	$148	$459	$792	$1,735

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges,” page 17.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For details, see “Purchasing a Contract and Remitting Your Premium,” page 8.

Single Premium Immediate Annuities Prospectus	7

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In the states listed in Appendix A, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

8	Prospectus Single Premium Immediate Annuities

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;
2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:
•	Your name and address
•	Social Security Number(s) or Taxpayer Identification Number
•	Specify code “SPIA”

Single Premium Immediate Annuities Prospectus	9

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank (although technically we have the right to make all annuity payments payable at TIAA-CREF Life’s home office). If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium
•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity
•	the length of the fixed period or guaranteed period, as applicable
•	the frequency of payment you choose
•	the age of the annuitant and any second annuitant, as applicable
•	the interest rates then in effect
•	the income option selected, in the case of the Two-Life Annuity, and
•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in

10	Prospectus Single Premium Immediate Annuities

one of the states listed on Appendix A, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium
•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity
•	the length of the fixed period or guaranteed period, as applicable
•	the frequency of payment you choose
•	the age of the annuitant and any second annuitant, as applicable
•	in the case of the Two-Life Annuity, the income option selected
•	an assumed annual investment return of 4%, and
•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” on page 14 and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity

Single Premium Immediate Annuities Prospectus	11

payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•	One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.
•	Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.
•	Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly

12	Prospectus Single Premium Immediate Annuities

income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in any of the states listed in Appendix A, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments,” page 14.

You can switch between the annual and monthly income change methods at any time, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Planning and Service Center toll free at 1 800 223-1200 or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York, NY 10017-3206. Please note that telephone transactions may not always be available.

MARKET TIMING/LIMITATIONS ON “TRANSFER”

Variable annuity contractowners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable subaccount to another variable subaccount or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable subaccounts are available only one time in a calendar year, with certain conditions.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump sum payment from the fixed account is only available to your beneficiaries after your death.)

Single Premium Immediate Annuities Prospectus	13

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be

14	Prospectus Single Premium Immediate Annuities

increased by any internal transfers you make to that investment account and income change method. If you live in any of the states listed in Appendix A, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account” on page 17.

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds.

Single Premium Immediate Annuities Prospectus	15

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds Using the Dual Investment Management Strategy®:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Active Equity Funds Using the Quantitative Management StrategySM:

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

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The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the risks of investing in the funds are described fully in their prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 223-1200, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection

Single Premium Immediate Annuities Prospectus	17

with the contracts. The current daily deduction is equal to 0.40 % of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are:

Annual Fund Expenses (as a percentage of the average daily net assets of the fund)
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%

For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

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Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump sum payment from your contract. See “Receiving a Lump Sum Payment,” page 13.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;
•	paid after an owner dies;
•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or
•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

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TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump sum distributions; or
•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 4), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies

20	Prospectus Single Premium Immediate Annuities

depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.2 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2004, TIAA’s assets were approximately $163.6 billion; the combined assets for TIAA and CREF totaled approximately $335.6 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

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THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract.

DISTRIBUTING THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote

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its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

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CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 223-1200, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent registered public accounting firm, for the year ended December 31, 2004. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

24	Prospectus Single Premium Immediate Annuities

Condensed Financial Informationcontinued

	Stock Index Sub-Account
	For the Years Ended December 31,						December 1, 1998 (commencement of operations) to December 31, 1998(a)
	2004	2003	2002	2001	2000	1999
PER ACCUMULATION UNIT DATA:
Investment income	$.513	$.783	$.370	$.229	$.104	$.289	$.052
Expenses	.166	.092	.060	.067	.025	.016	.006
Investment income—net	.347	.691	.310	.162	.079	.273	.046
Net realized and unrealized gain (loss) on investments	2.597	5.404	(5.871)	(3.573)	(2.517)	5.184	1.050
Net increase (decrease) in Accumulation Unit value	2.944	6.095	(5.561)	(3.411)	(2.438)	5.457	1.096
Accumulation Unit value:
Beginning of period	26.238	20.143	25.704	29.115	31.553	26.096	25.000
End of period	$29.182	$26.238	$20.143	$25.704	$29.115	$31.553	$26.096

TOTAL RETURN	11.22%	30.26%	(21.64%)	(11.72)%	(7.72)%	20.91%	4.39%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income—net	1.26%	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Portfolio turnover rate	11.55%	4.71%	11.42%	6.95%	8.87%	0.17%	0.00%
Thousands of Accumulation Units outstanding at end of period	4,449	4,397	3,363	2,667	2,062	723	4
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	25

Condensed Financial Information                                                                                           continued

	Growth Equity Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period Ended March 1, 2000 (commencement of operations) to December 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income	$.138	$.141	$.064	$.017	$.027
Expenses	.093	.052	.032	.013	.038
Investment income (loss)—net	.045	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	.702	2.732	(4.442)	(4.392)	(6.012)
Net increase (decrease) in Accumulation Unit value	.747	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	13.000	10.179	14.589	18.977	25.000
End of period	$13.747	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN	5.75%	27.71%	(30.22)%	(23.12)%	(24.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.29%	0.80%	0.30%	0.08%	(0.18)%
Portfolio turnover rate	11.78%	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	1,848	2,119	1,950	1,587	1,018
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

26	Prospectus Single Premium Immediate Annuities

Condensed Financial Information                                                                                       continued

	Growth & Income Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
Per Accumulation Unit Data:
Investment income	$.336	$.302	$.197	$.176	$.149
Expenses	.125	.069	.047	.043	.020
Investment income—net	.211	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	1.606	3.782	(5.116)	(3.304)	(1.438)
Net increase (decrease) in Accumulation Unit value	1.817	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	19.569	15.554	20.520	23.691	25.000
End of period	$21.386	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN	9.28%	25.81%	(24.20)%	(13.39)%	(5.23)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	1.02%	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	14.16%	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,639	1,653	1,278	1,017	521
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	27

Condensed Financial Information                                                                                        continued

	International Equity Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income	$.328	$.241	$.255	$.168	$.089
Expenses	.091	.048	.029	.034	.015
Investment income—net	.237	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	2.415	4.293	(2.136)	(4.253)	(7.943)
Net increase (decrease) in Accumulation Unit Value	2.652	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	15.588	11.102	13.012	17.131	25.000
End of period	$18.240	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	17.01%	40.41%	(14.68)%	(24.04)%	(31.48)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.57%	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	22.53%	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,572	1,290	1,013	669	436
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

28	Prospectus Single Premium Immediate Annuities

Condensed Financial Information                                                                                            continued

	Social Choice Equity Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001	For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
PER ACCUMULATION UNIT DATA:
Investment income	$.419	$.317	$.246	$.194	$.187
Expenses	.134	.070	.041	.039	.022
Investment income—net	.285	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	2.245	4.667	(4.620)	(3.340)	(.875)
Net increase (decrease) in Accumulation Unit value	2.530	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	21.604	16.690	21.105	24.290	25.000
End of period	$24.134	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	11.71%	29.44%	(20.92)%	(13.11)%	(2.84)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.28%	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	15.89%	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	639	586	352	196	69
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	29

Condensed Financial Information                                                                                           continued

	Large-Cap Value Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income	$5.269	$1.401	$.153
Expenses	.159	.059	.016
Investment income—net	5.110	1.342	.137
Net realized and unrealized gain (loss) on investments	1.525	6.805	(0.159)
Net increase (decrease) in Accumulation Unit value	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of period	33.125	24.978	25.000
Ending of period	$39.760	$33.125	$24.978

TOTAL RETURN	20.03%	32.62%	(0.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.55%	0.10%
Investment income—net	19.32%	12.64%	0.82%
Portfolio turnover rate	28.50%	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	406	194	7
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

30	Prospectus Single Premium Immediate Annuities

Condensed Financial Information                                                                  continued

	Small-Cap Equity Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income	$6.747	$3.683	$.112
Expenses	.226	.071	.012
Investment income—net	6.521	3.612	.100
Net realized and unrealized gain (loss) on investments	.487	8.323	(0.370)
Net increase (decrease) in Accumulation Unit value	7.008	11.935	(0.270)
Accumulation Unit value:
Beginning of period	36.665	24.730	25.000
Ending of period	$43.673	$36.665	$24.730

TOTAL RETURN	19.11%	48.26%	(1.08)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.57%	0.10%
Investment income—net	17.34%	28.61%	0.85%
Portfolio turnover rate	33.50%	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	415	328	10
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	31

Condensed Financial Information                                                                  continued

	Real Estate Securities Sub-Account
	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income	$6.780	$4.240	$.299
Expenses	.180	.080	.010
Investment income—net	6.600	4.160	.289
Net realized and unrealized gain (loss) on investments	4.520	5.577	(0.475)
Net increase (decrease) in Accumulation Unit value	11.120	9.737	(0.186)
Accumulation Unit value:
Beginning of period	34.551	24.814	25.000
Ending of period	$45.671	$34.551	$24.814

TOTAL RETURN	32.18%	39.24%	(0.74)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.55%	0.10%
Investment income—net	22.08%	2.87%	2.88%
Portfolio turnover rate	40.07%	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	613	403	14
(a)	The percentages shown for the period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

32	Prospectus Single Premium Immediate Annuities

for the Statement of Additional Information

B-2	Calculating Annuity Unit Values

B-2	Tax Status of the Contracts

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-4	Additional Information

B-4	Financial Statements

Single Premium Immediate Annuities Prospectus	33

APPENDIX A

Jurisdiction	“Free Look” Period (days)
Georgia	10
Hawaii	10
Idaho	20
Iowa	10
Massachusetts	10
Michigan	10
Missouri	10
Nebraska	10
North Carolina	10
Oklahoma	10
Rhode Island	10
South Carolina	31
Utah	20
Washington	10
West Virginia	10
Wisconsin	20

34	Prospectus Single Premium Immediate Annuities

STATEMENTS OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts

TIAA-CREF LIFE FUNDS

MAY 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF Life Separate Account VA-1

and

TIAA-CREF Life Insurance Company

MAY 1, 2005

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2005 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800-223-1200. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-2	Statements and Reports
B-3	General Matters
B-3	State Regulation

B-3	Legal Matters
B-3	Experts
B-3	Additional Developments
B-4	Additional Information
B-4	Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus
ii.	investment income and capital gains distributed to the account; less
iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.
B equals	the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

B-2	Statement of Additional Information Single Premium Immediate Annuities

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, with respect to the separate account, has audited the separate account’s December 31, 2004 financial statements as set forth in their report included in this Statement of Additional Information. In addition, with respect to TIAA-CREF Life, Ernst & Young LLP has audited TIAA-CREF Life’s statutory-basis financial statements at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, as set forth in their report (which contains an explanatory paragraph describing that TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA-CREF Life statutory-basis financial statements) included in this Statement of Additional Information. Ernst & Young LLP is located at 5 Times Square, New York, New York, 10036.

ADDITIONAL DEVELOPMENTS

Mr. William H. Waltrip, a trustee of TIAA, the parent company of TIAA-CREF Life, and Professor Stephen A. Ross, a trustee of the TIAA-CREF registered management investment companies (the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

Single Premium Immediate Annuities Statement of Additional Information	B-3

TIAA and the Funds have taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

In November 2004, TIAA and the Funds initiated a request for proposal process to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits, which was recently completed. As a result of this process, TIAA and the Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, and the TIAA-CREF Funds will cease. E&Y is completing its audit work for TIAA and the TIAA-CREF Funds for their respective 2004 audits.

At a meeting held on February 28, 2005, the Audit Committees of TIAA and the Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for its 2005 audits effective upon completion of PricewaterhouseCoopers’ customary client acceptance procedures and execution of an engagement letter. The Audit Committee of TIAA-CREF Life subsequently approved the appointment, in a meeting held on March 7, 2005.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds are fully cooperating with the SEC staff in connection with the informal inquiry.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B-4	Statement of Additional Information Single Premium Immediate Annuities

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
December 31, 2004:
B-7	Report of Independent Registered Public Accounting Firm
B-8	Statements of Assets and Liabilities
B-10	Statements of Operations
B-12	Statements of Changes in Net Assets
B-14	Notes to Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
December 31, 2004, 2003 and 2002:
B-24	Report of Management Responsibility
B-25	Report of the Audit Committee
B-26	Report of Independent Registered Public Accounting Firm
B-27	Balance Sheets
B-27	Statements of Operations
B-28	Statements of Changes in Capital and Surplus
B-29	Statements of Cash Flow
B-30	Notes to Statutory-Basis Financial Statements

Single Premium Immediate Annuities Statement of Additional Information	B-5

[THIS PAGE INTENTIONALLY LEFT BLANK]

Report of Independent Registered Public Accounting Firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 (the “Account”) as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life Separate Account VA-1 at December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

New York, New York

April 27, 2005

Single Premium Immediate Annuities Statement of Additional Information	B-7

Statements of Assets and Liabilities	TIAA-CREF Life Separate Account VA-1 December 31, 2004

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

ASSETS
Investments, at cost	$24,785,933	$34,508,845	$26,660,089	$130,168,533
Shares held in corresponding TIAA-CREF Life Funds	2,066,902	1,869,318	1,914,459	5,423,982
Net asset value per share (“NAV”)	$13.58	$20.49	$17.25	$26.31
Investments, at value (Shares x NAV)	28,068,536	38,302,326	33,024,415	142,704,980
Amounts due from TIAA	3,087	5,970	3,842	21,668
Total Assets	$28,071,623	$38,308,296	$33,028,257	$142,726,648

NET ASSETS
Accumulation Fund	27,471,409	37,534,421	32,624,515	139,604,282
Annuity Fund	600,214	773,875	403,742	3,122,366
Net Assets	$28,071,623	$38,308,296	$33,028,257	$142,726,648

PA Select and Single Premium Immediate Annuity Account:
Net assets	$26,002,058	$35,831,609	$29,077,814	$132,963,944
Number of Accumulation Units outstanding—Notes 4 and 5	1,847,877	1,639,261	1,572,009	4,449,372

Net Asset Value, per Accumulation Unit—Note 4	$13.75	$21.39	$18.24	$29.18

Lifetime Variable Select Account:
Net assets	$2,069,565	$2,476,687	$3,950,443	$9,762,704
Number of Accumulation Units outstanding—Notes 4 and 5	150,544	115,810	216,581	334,537

Net Asset Value, per Accumulation Unit—Note 4	$13.75	$21.39	$18.24	$29.18

B-8	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$17,446,000	$21,905,522	$23,553,794	$35,633,856	$6,904,923	$6,371,232
785,370	662,486	679,184	1,079,642	273,542	6,371,232
$22.75	$33.07	$33.43	$33.89	$24.88	$1.00
17,867,161	21,908,414	22,705,111	36,589,070	6,805,718	6,371,232
293	3,984	3,004	3,862	—	—
$17,867,454	$21,912,398	$22,708,115	$36,592,932	$6,805,718	$6,371,232

17,810,724	21,449,099	22,372,417	35,966,247	6,805,718	6,371,232
56,730	463,299	335,698	626,685	—	—
$17,867,454	$21,912,398	$22,708,115	$36,592,932	$6,805,718	$6,371,232

$15,489,544	$16,614,631	$18,452,240	$28,643,455	$—	$—
639,472	406,216	414,821	613,452	—	—

$24.13	$39.76	$43.67	$45.67	—	—

$2,377,910	$5,297,767	$4,255,875	$7,949,477	$6,805,718	$6,371,232
98,530	133,237	97,446	174,071	261,824	631,359

$24.13	$39.76	$43.67	$45.67	$25.99	$10.09

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-9

Statements of Operations	TIAA-CREF Life Separate Account VA-1 For the Year Ended December 31, 2004

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$251,752	$590,859	$603,355	$2,486,348
Total Income	251,752	590,859	603,355	2,486,348
EXPENSES—NOTE 2:
Administrative expenses	54,839	71,211	52,805	259,312
Mortality and expense risk charges	109,689	142,435	105,620	518,672
Total Expenses	164,528	213,646	158,425	777,984
Investment income—net	87,224	377,213	444,930	1,708,364

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—NOTE 3
Net realized gain (loss) on investments	(2,525,407)	(917,466)	1,058,277	(3,731,804)
Net change in unrealized appreciation (depreciation) on investments	3,958,385	3,738,536	2,826,683	16,018,201
Net realized and unrealized gain (loss) on investments	1,432,978	2,821,070	3,884,960	12,286,397
Net increase in net assets resulting from operations	$1,520,202	$3,198,283	$4,329,890	$13,994,761

B-10	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$309,320	$2,904,011	$3,497,502	$5,421,241	$236,703	$65,829
309,320	2,904,011	3,497,502	5,421,241	236,703	65,829

31,520	26,562	36,073	44,080	7,793	9,385
63,044	53,129	72,153	88,168	15,587	18,771
94,564	79,691	108,226	132,248	23,380	28,156
214,756	2,824,320	3,389,276	5,288,993	213,323	37,673

2,249,258	514,490	551,244	495,883	11,087	—
(682,413)	(513,817)	(1,003,991)	1,049,096	(96,092)	—
1,566,845	673	(452,747)	1,544,979	(85,005)	—
$1,781,601	$2,824,993	$2,936,529	$6,833,972	$128,318	$37,673

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-11

Statements of Changes in Net Assets	TIAA-CREF Life Separate Account VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

FROM OPERATIONS
Investment income—net	$87,224	$195,732	$377,213	$403,625
Net realized gain (loss) on investments	(2,525,407)	(7,366,901)	(917,466)	(1,055,411)
Net change in unrealized appreciation (depreciation) on investments	3,958,385	13,155,534	3,738,536	6,813,732
Net increase in net assets resulting from operations	1,520,202	5,984,365	3,198,283	6,161,946

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	—	10,000	—	10,000
Premiums	4,027,774	4,544,964	4,767,263	6,047,601
Net contractowner transfers (to) from fixed account	(4,028,636)	(1,077,164)	(1,226,345)	1,993,162
Annuity payments	(34,097)	(13,926)	(67,669)	(29,771)
Withdrawals and death benefits	(1,640,362)	(1,200,706)	(1,484,384)	(1,136,829)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,675,321)	2,263,168	1,988,865	6,884,163
Net increase (decrease) in net assets	(155,119)	8,247,533	5,187,148	13,046,109

NET ASSETS
Beginning of year	28,226,742	19,979,209	33,121,148	20,075,039
End of year	$28,071,623	$28,226,742	$38,308,296	$33,121,148

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account

	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

FROM OPERATIONS
Investment income—net	$2,824,320	$279,938	$3,389,276	$1,224,941
Net realized gain (loss) on investments	514,490	46,198	551,244	311,936
Net change in unrealized appreciation (depreciation) on investments	(513,817)	517,883	(1,003,991)	162,331
Net increase in net assets resulting from operations	2,824,993	844,019	2,936,529	1,699,208

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	—	10,000	—	10,000
Premiums	5,233,174	1,222,319	4,615,137	2,055,736
Net contractowner transfers (to) from fixed account	8,828,511	4,738,532	3,706,325	8,984,962
Annuity payments	(40,503)	(7,970)	(29,012)	(12,277)
Withdrawals and death benefits	(1,846,938)	(67,007)	(1,180,350)	(319,424)
Net increase in net assets resulting from contractowner transactions	12,174,244	5,895,874	7,112,100	10,718,997
Net increase in net assets	14,999,237	6,739,893	10,048,629	12,418,205

NET ASSETS
Beginning of year	6,913,161	173,268	12,659,486	241,281
End of year	$21,912,398	$6,913,161	$22,708,115	$12,659,486

B-12	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Sub-Account		Stock Index Sub-Account		Social Choice Equity Sub-Account
For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

$444,930	$261,256	$1,708,364	$3,122,443	$214,756	$157,627
1,058,277	(1,618,539)	(3,731,804)	(1,930,465)	2,249,258	(183,114)

2,826,683	6,491,223	16,018,201	23,069,461	(682,413)	2,500,763
4,329,890	5,133,940	13,994,761	24,261,439	1,781,601	2,475,276

—	10,000	—	10,000	—	10,000
4,964,131	2,651,494	18,277,502	16,237,214	3,094,358	3,091,265
6,212,756	2,222,663	831,621	12,923,989	716,895	1,777,946
(40,069)	(17,747)	(227,380)	(115,794)	(3,698)	(1,433)
(3,084,017)	(644,486)	(8,388,847)	(3,662,615)	(831,933)	(118,238)

8,052,801	4,221,924	10,492,896	25,392,794	2,975,622	4,759,540
12,382,691	9,355,864	24,487,657	49,654,233	4,757,223	7,234,816

20,645,566	11,289,702	118,238,991	68,584,758	13,110,231	5,875,415
$33,028,257	$20,645,566	$142,726,648	$118,238,991	$17,867,454	$13,110,231

Real Estate Securities Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003

$5,288,993	$1,779,542	$213,323	$6,498	$37,673	$246
495,883	386,013	11,087	(1)	—	—

1,049,096	(92,560)	(96,092)	(3,113)	—	—
6,833,972	2,072,995	128,318	3,384	37,673	246

—	10,000	—	10,000	—	10,000
9,726,107	4,879,542	5,303,891	548,640	12,179,210	1,437,087
6,947,119	7,905,027	1,106,333	(13,637)	(6,669,557)	(623,427)
(37,247)	(10,015)	—	—	—	—
(1,661,492)	(419,796)	(281,211)	—	—	—

14,974,487	12,364,758	6,129,013	545,003	5,509,653	823,660
21,808,459	14,437,753	6,257,331	548,387	5,547,326	823,906

14,784,473	346,720	548,387	—	823,906	—
$36,592,932	$14,784,473	$6,805,718	$548,387	$6,371,232	$823,906

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-13

Notes to Financial Statements	TIAA-CREF Life Separate Account VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account currently consists of two Sub-Accounts: the PA Select and Single Premium Immediate Annuity Account (the “Original Account”) which fund individual deferred variable annuity contracts and single premium immediate annuity contracts and the Lifetime Variable Select Account (“Lifetime”) which fund individual deferred variable annuity contracts. Premiums received from the contracts are allocated to investment accounts which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Account currently offers 8 investment account options and Lifetime currently offers 10 investment account options. Accumulation unit values are calculated daily for each investment account.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the Account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with U.S. generally accepted accounting principles.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$6,193,687	$8,033,536
Growth & Income Sub-Account	7,335,284	5,560,067
International Equity Sub-Account	16,691,219	8,796,844
Stock Index Sub-Account	25,086,624	15,371,710
Social Choice Equity Sub-Account	5,592,532	2,711,474
Large-Cap Value Sub-Account	16,312,730	4,218,174
Small-Cap Equity Sub-Account	16,018,389	9,014,514
Real Estate Securities Sub-Account	24,158,849	9,316,608
Bond Sub-Account	6,738,713	633,080
Money Market Sub-Account	19,995,787	14,514,289

B-14	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Growth Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period March 1, 2000 (commencement of operations) to December 31, 2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.138	$.141	$.064	$.017	$.027
Expenses	.093	.052	.032	.013	.038
Investment income (loss)—net	.045	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	.702	2.732	(4.442)	(4.392)	(6.012)
Net increase (decrease) in Accumulation Unit value	.747	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	13.000	10.179	14.589	18.977	25.000
End of period	$13.747	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN	5.75%	27.71%	(30.22)%	(23.12)%	(24.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.29%	0.80%	0.30%	0.08%	(0.18)%
Portfolio turnover rate	11.78%	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	1,848	2,119	1,950	1,587	1,018

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Growth & Income Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period March 1, 2000 (commencement of operations) to December 31, 2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.336	$.302	$.197	$.176	$.149
Expenses	.125	.069	.047	.043	.020
Investment income—net	.211	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	1.606	3.782	(5.116)	(3.304)	(1.438)
Net increase (decrease) in Accumulation Unit value	1.817	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	19.569	15.554	20.520	23.691	25.000
End of period	$21.386	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN	9.28%	25.81%	(24.20)%	(13.39)%	(5.23)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.02%	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	14.16%	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,639	1,653	1,278	1,017	521
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Statement of Additional Information	B-15

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Personal Annuity Select and Single Premium Immediate Annuities Account
	International Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period March 1, 2000 (commencement of operations) to December 31, 2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.328	$.241	$.255	$.168	$.089
Expenses	.091	.048	.029	.034	.015
Investment income—net	.237	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	2.415	4.293	(2.136)	(4.253)	(7.943)
Net increase (decrease) in Accumulation Unit value	2.652	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	15.588	11.102	13.012	17.131	25.000
End of period	$18.240	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	17.01%	40.41%	(14.68)%	(24.04)%	(31.48)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.57%	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	22.53%	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,572	1,290	1,013	669	436

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Stock Index Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2000

PER ACCUMULATION UNIT DATA:
Investment income	$.513	$.783	$.370	$.229	$.104
Expenses	.166	.092	.060	.067	.025
Investment income—net	.347	.691	.310	.162	.079
Net realized and unrealized gain (loss) on investments	2.597	5.404	(5.871)	(3.573)	(2.517)
Net increase (decrease) in Accumulation Unit value	2.944	6.095	(5.561)	(3.411)	(2.438)
Accumulation Unit value:
Beginning of year	26.238	20.143	25.704	29.115	31.553
End of year	$29.182	$26.238	$20.143	$25.704	$29.115

TOTAL RETURN	11.22%	30.26%	(21.64)%	(11.72)%	(7.72)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.47%	0.30%	0.30%	0.30%
Investment income—net	1.26%	3.54%	1.54%	0.73%	0.98%
Portfolio turnover rate	11.55%	4.71%	11.42%	6.95%	8.87%
Thousands of Accumulation Units outstanding at end of year	4,449	4,397	3,363	2,667	2,062
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-16	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Social Choice Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001	For the period March 1, 2000 (commencement of operations) to December 31, 2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.419	$.317	$.246	$.194	$.187
Expenses	.134	.070	.041	.039	.022
Investment income—net	.285	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	2.245	4.667	(4.620)	(3.340)	(.875)
Net increase (decrease) in Accumulation Unit value	2.530	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	21.604	16.690	21.105	24.290	25.000
End of period	$24.134	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	11.71%	29.44%	(20.92)%	(13.11)%	(2.84)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.28%	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	15.89%	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	639	586	352	196	69

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Large-Cap Value Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$5.269	$1.401	$.153
Expenses	.159	.059	.016
Investment income-net	5.110	1.342	.137
Net realized and unrealized gain (loss) on investments	1.525	6.805	(0.159)
Net increase (decrease) in Accumulation Unit value	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of period	33.125	24.978	25.000
End of period	$39.760	$33.125	$24.978

TOTAL RETURN	20.03%	32.62%	(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.55%	0.10%
Investment income—net	19.32%	12.64%	0.82%
Portfolio turnover rate	28.50%	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	406	194	7
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Statement of Additional Information	B-17

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Small-Cap Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$6.747	$3.683	$.112
Expenses	.226	.071	.012
Investment income—net	6.521	3.612	.100
Net realized and unrealized gain (loss) on investments	.487	8.323	(0.370)
Net increase (decrease) in Accumulation Unit value	7.008	11.935	(0.270)
Accumulation Unit value:
Beginning of period	36.665	24.730	25.000
End of period	$43.673	$36.665	$24.730

TOTAL RETURN	19.11%	48.26%	(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.57%	0.10%
Investment income—net	17.34%	28.61%	0.85%
Portfolio turnover rate	33.50%	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	415	328	10

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Real Estate Securities Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$6.780	$4.240	$.299
Expenses	.180	.080	.010
Investment income—net	6.600	4.160	.289
Net realized and unrealized gain (loss) on investments	4.520	5.577	(0.475)
Net increase (decrease) in Accumulation Unit value	11.120	9.737	(0.186)
Accumulation Unit value:
Beginning of period	34.551	24.814	25.000
End of period	$45.671	$34.551	$24.814

TOTAL RETURN	32.18%	39.24%	(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.55%	0.10%
Investment income—net	22.08%	2.87%	2.88%
Portfolio turnover rate	40.07%	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	613	403	14
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-18	Statement of Additional Information Single Premium Immediate Annuities

[THIS PAGE INTENTIONALLY LEFT BLANK]

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Lifetime Variable Select Account
	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.073	$.081	$.274	$.218
Expenses	.028	.007	.063	.009
Investment income—net	.045	.074	.211	.209
Net realized and unrealized gain on investments	.702	2.731	1.605	3.782
Net increase in Accumulation Unit value	.747	2.805	1.816	3.991
Accumulation Unit value:
Beginning of period	13.000	10.195	19.569	15.578
End of period	$13.747	$13.000	$21.385	$19.569

TOTAL RETURN	5.75%	27.51%	9.28%	25.62%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.29%	0.60%	0.29%
Investment income—net	0.98%	3.04%	2.01%	6.82%
Portfolio turnover rate	126.82%	397.49%	35.60%	0.09%
Thousands of Accumulation Units outstanding at end of period	151	22	116	15

	Lifetime Variable Select Account
	Stock Index Sub-Account		Social Choice Equity Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.415	$.678	$.362	$.235
Expenses	.068	.017	.077	.013
Investment income—net	.347	.661	.285	.222
Net realized and unrealized gain on investments	2.597	5.404	2.245	4.667
Net increase in Accumulation Unit value	2.944	6.065	2.530	4.889
Accumulation Unit value:
Beginning of period	26.238	20.173	21.604	16.715
End of period	$29.182	$26.238	$24.134	$21.604

TOTAL RETURN	11.22%	30.06%	11.71%	29.25%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.29%	0.60%	0.29%
Investment income—net	3.07%	11.54%	2.23%	5.05%
Portfolio turnover rate	20.99%	22.42%	30.39%	0.89%
Thousands of Accumulation Units outstanding at end of period	335	35	99	19
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-20	Statement of Additional Information Single Premium Immediate Annuities

Lifetime Variable Select Account
International Equity Sub-Account		Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account
For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

$.281	$.193	$6.653	$3.630	$6.712	$4.140
.044	.016	.131	.056	.112	.018
.237	.177	6.522	3.574	6.600	4.122
2.415	4.293	.487	8.361	4.518	5.615
2.652	4.470	7.009	11.935	11.118	9.737

15.588	11.118	36.665	24.730	34.551	24.814
$18.240	$15.588	$43.674	$36.665	$45.669	$34.551

17.01%	40.21%	19.12%	48.26%	32.18%	39.24%

0.60%	0.29%	0.60%	0.29%	0.60%	0.29%
3.28%	3.17%	29.85%	18.83%	35.27%	65.57%
179.02%	648.91%	168.26%	175.00%	50.93%	6.18%
217	18	97	12	174	18

Lifetime Variable Select Account
Large-Cap Value Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

$5.208	$1.335	$.835	$.370	$.124	$.051
.098	.029	.083	.016	.053	.031
5.110	1.306	.752	.354	.071	.020
1.526	6.842	.016	(.128)	—	—
6.636	8.148	.768	.226	.071	.020

33.126	24.978	25.226	25.000	10.020	10.000
$39.762	$33.126	$25.994	$25.226	$10.091	$10.020

20.03%	32.62%	3.04%	0.90%	0.71%	0.20%

0.60%	0.29%	0.60%	0.29%	0.60%	0.29%
31.24%	13.06%	5.48%	6.32%	0.80%	0.19%
46.85%	335.40%	16.41%	0.11%	325.45%	244.92%
133	10	262	22	631	82

Single Premium Immediate Annuities Statement of Additional Information	B-21

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	201,851	379,342	137,281	343,971	131,609	204,338
Credited (cancelled) for transfers and disbursements	(473,011)	(210,139)	(150,778)	30,775	150,153	72,525
Outstanding:
Beginning of year	2,119,037	1,949,834	1,652,758	1,278,012	1,290,247	1,013,384
End of year	1,847,877	2,119,037	1,639,261	1,652,758	1,572,009	1,290,247

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Stock Index Sub-Account		Social Choice Equity Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	427,827	692,306	67,554	157,029
Credited (cancelled) for transfers and disbursements	(375,817)	342,519	(14,457)	77,806
Outstanding:
Beginning of year	4,397,362	3,362,537	586,375	351,540
End of year	4,449,372	4,397,362	639,472	586,375

	Personal Annuity Select and Single Premium Immediate Annuities Account
	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account
	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2004	For the year ended December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	50,721	37,081	54,764	57,497	113,274	148,532
Credited for transfers and disbursements	161,104	150,373	32,129	260,674	97,674	239,999
Outstanding:
Beginning of year	194,391	6,937	327,928	9,757	402,504	13,973
End of year	406,216	194,391	414,821	327,928	613,452	402,504

B-22	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	concluded

	Lifetime Variable Select Account
	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	107,505	21,012	102,138	12,861	173,321	13,719
Credited (cancelled) for transfers and disbursements	20,790	1,237	(1,697)	2,508	24,987	4,554
Outstanding:
Beginning of period	22,249	—	15,369	—	18,273	—
End of period	150,544	22,249	115,810	15,369	216,581	18,273

	Lifetime Variable Select Account
	Stock Index Sub-Account		Social Choice Equity Sub-Account		Large-Cap Value Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	253,327	33,283	72,291	12,467	98,586	7,233
Credited for transfers and disbursements	46,401	1,526	7,079	6,693	24,613	2,805
Outstanding:
Beginning of period	34,809	—	19,160	—	10,038	—
End of period	334,537	34,809	98,530	19,160	133,237	10,038

	Lifetime Variable Select Account
	Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	63,689	8,360	149,134	15,741
Credited for transfers and disbursements	21,430	3,967	6,614	2,582
Outstanding:
Beginning of period	12,327	—	18,323	—
End of period	97,446	12,327	174,071	18,323

	Lifetime Variable Select Account
	Bond Sub-Account		Money Market Sub-Account
	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003

ACCUMULATION UNITS:
Credited for premiums	207,771	22,030	1,212,646	143,499
Credited (cancelled) for transfers and disbursements	32,314	(291)	(663,512)	(61,274)
Outstanding:
Beginning of period	21,739	—	82,225	—
End of period	261,824	21,739	631,359	82,225

Single Premium Immediate Annuities Statement of Additional Information	B-23

Report of management responsibility

March 31, 2005

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent registered public accounting firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

/s/ Bertram L. Scott	/s/ Linda S. Dougherty

Bertram L. Scott	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Second Vice President and Chief Financial Officer

B-24	Statement of Additional Information Single Premium Immediate Annuities

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Monica Dodd Calhoun, Audit Committee Member

Scott C. Evans, Audit Committee Member

Irwin S. Goldstein, Audit Committee Member

Erwin W. Martens, Audit Committee Member

Frances NMN Nolan, Audit Committee Member

April 27, 2005

Single Premium Immediate Annuities Statement of Additional Information	B-25

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TIAA-CREF Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA-CREF Life at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, TIAA-CREF Life began to admit deferred federal income tax assets in 2002 in accordance with Statement of Statutory Accounting Principles Number 10.

/s/ Ernst & Young LLP

New York, New York

April 20, 2005

B-26	Statement of Additional Information Single Premium Immediate Annuities

Statutory—basis balance sheets	TIAA-CREF Life Insurance Company December 31, 2004

(dollars in thousands)*	December 31, 2004	December 31, 2003

ASSETS
Bonds	$2,727,429	$2,616,209
Mortgages	175,695	169,116
Common stocks	1,457	—
Other long term investments	29	36
Cash, cash equivalents and short-term investments	40,731	47,160
Investment income due and accrued	35,204	32,514
Separate account assets	355,512	249,336
Federal income tax recoverable from TIAA	3,743	—
Deferred federal income tax asset	1,640	1,986
Other assets	34,601	32,695
Total assets	$3,376,041	$3,149,052

LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves	$2,639,501	$2,560,359
Asset valuation reserve	10,764	4,662
Interest maintenance reserve	9,160	7,316
Separate account liabilities	354,441	248,524
Other liabilities	62,097	48,677
Total liabilities	3,075,963	2,869,538
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus (Deficit)	10,078	(10,486)
Total capital and surplus	300,078	279,514
Total liabilities, capital and surplus	$3,376,041	$3,149,052

*	Except par value of common stock

Statutory—basis statements of operations	TIAA-CREF Life Insurance Company

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

REVENUES
Insurance and annuity premiums and other considerations	$227,075	$613,509	$946,537
Net investment income	148,139	150,108	90,518
Total revenues	$375,214	$763,617	$1,037,055

EXPENSES
Policy and contract benefits	$176,511	$161,479	$59,550
Increase in policy and contract reserves	27,719	416,123	884,897
Operating expenses	56,006	63,635	48,785
Transfers to separate accounts, net	68,410	73,663	35,520
Other, net	11,701	23,441	16,556
Total expenses	$340,347	$738,341	$1,045,308

Income (loss) before federal income tax and net realized capital losses	34,867	25,276	(8,253)
Federal income tax expense	8,867	11,615	1,789
Net realized capital (losses) less capital gains taxes, after transfers to interest maintenance reserve	(524)	(2,470)	(9,996)
Net income (loss)	$25,476	$11,191	$(20,038)

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-27

Statutory—basis statements of changes in capital and surplus	TIAA-CREF Life Insurance Company December 31, 2004

(dollars in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2001	$2,500	$267,500	$1,608	$271,608
Net loss	—	—	(20,038)	(20,038)
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in the Asset valuation reserve	—	—	72	72
Capital contribution	—	10,000	—	10,000
Change in value of seed money in separate account	—	—	(87)	(87)
Cumulative effect of changes in accounting principles	—	—	12,339	12,339
Change in non-admitted assets	—	—	(11,363)	(11,363)
Balance, December 31, 2002	2,500	277,500	(17,768)	262,232
Net income	—	—	11,191	11,191
Net unrealized capital losses on investments	—	—	(105)	(105)
Change in the Asset valuation reserve	—	—	(4,263)	(4,263)
Capital contribution	—	10,000	—	10,000
Change in value of seed money in separate account	—	—	119	119
Change in net deferred income tax	—	—	4,224	4,224
Change in non-admitted assets	—	—	(3,884)	(3,884)
Balance, December 31, 2003	2,500	287,500	(10,486)	279,514
Net income	—	—	25,476	25,476
Net unrealized capital gains on investments	—	—	621	621
Change in the Asset valuation reserve	—	—	(6,101)	(6,101)
Capital contribution	—	—	—	—
Change in value of seed money in separate account	—	—	259	259
Change in net deferred income tax	—	—	(3,893)	(3,893)
Change in non-admitted assets	—	—	4,202	4,202
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078

B-28	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of cash flow	TIAA-CREF Life Insurance Company December 31, 2004

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$231,303	$612,540	$943,601
Annuity dividend additions	10,334	5,575	4,804
Net investment income	200,236	189,503	88,439
Total Receipts	441,873	807,618	1,036,844
Policy and contract benefits	176,973	160,509	59,378
Operating expenses	54,684	70,722	45,594
Federal income tax expense	13,993	11,055	204
Net transfers to separate accounts.	68,779	73,085	35,390
Total Disbursements	314,429	315,371	140,566
Net cash provided by operations	127,444	492,247	896,278
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	377,188	1,581,835	211,240
Mortgage loans and real estate	19,656	891	524
Miscellaneous proceeds	39,497	915	1,039
Cost of investments acquired:
Bonds	537,243	2,060,438	1,510,281
Stocks	1,228	—	—
Mortgage loans and real estate	65,750	76,775	26,000
Miscellaneous applications	25	39,809	1,058
Net cash used in investments	(167,905)	(593,381)	(1,324,536)
CASH FROM FINANCING AND OTHER
Capital and paid in surplus	—	10,000	10,000
Net deposits on deposit-type contracts funds	25,318	70,271	401,360
Other cash provided (applied)	8,714	(101,213)	98,026
Net cash provided by (used in) financing and other	34,032	(20,942)	509,386
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(6,429)	(122,076)	81,128
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	47,160	169,236	88,108
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$40,731	$47,160	$169,236

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-29

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on May 1, 1998. TIAA-CREF Life has authorized and issued 2,500 shares of Class A common stock. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., (“Enterprises”), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, (“TIAA”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2004, TIAA-CREF Life was licensed in 51 jurisdictions. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus to policyholders as of the prior year end or the prior year’s net gain from operations excluding realized gains. There are no other restrictions on TIAA-CREF Life’s surplus or company profits regarding the payment of dividends to the shareholder.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

TIAA-CREF Life’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of TIAA-CREF Life’s net income (loss) and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA-CREF Life maintains more conservative reserves, as prescribed or permitted by NY SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

(dollars in thousands)	2004	2003	2002
Net Income (Loss), New York Basis	$25,476	$11,191	$(20,038)
Difference in Reserves for:
Term Conversions	145	155	149
Deferred and Payout Annuities issued after 2000	(6)	21	—
Net Income (Loss), NAIC SAP	$25,615	$11,367	$(19,889)

Statutory Capital and Surplus, New York Basis	$300,078	$279,514	$262,232
Difference in Reserves for:
Term Conversions	448	304	149
Deferred and Payout Annuities issued after 2000	15	21	—
Statutory Capital and Surplus, NAIC SAP	$300,541	$279,839	$262,381

Accounting changes implemented to conform to the provisions of NAIC SAP, as adopted by the Department, are reported as changes in accounting principles. The cumulative effect of a change in accounting principle is reported as an adjustment to capital and surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the effective date of the change and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no material accounting changes for the years 2003 and 2004. The Department allowed New York-domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis Annual statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles No. 10—Income Taxes. The effect of this change in accounting principle increased capital and surplus by $975 in 2002.

U.S. generally accepted accounting principles: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on TIAA-CREF Life’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The formula-based asset valuation reserve (“AVR”) is eliminated as a reserve;
•	The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;
•	There are no non-admitted assets;
•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;
•	Commissions on business ceded are deferred and amortized with policy acquisition costs;

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Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;
•	State taxes are included in the computation of deferred taxes, a deferred tax asset is established for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;
•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences, while not determined, would increase TIAA-CREF Life’s total capital and surplus under GAAP as of December 31, 2004.

ACCOUNTING POLICIES:

The preparation of TIAA-CREF Life’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recognized when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is valued at fair value except for loan-backed and structured securities, which are carried at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

VALUATION OF INVESTMENTS:

Short-term investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-backed bonds and structured securities: Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Common stock: Unaffiliated common stocks are stated at fair value.

Mortgages: Mortgages are stated at amortized cost. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Policy loans and separate account assets: Policy loans are stated at outstanding principal amounts. Separate account assets are stated at fair value.

Derivative instruments: TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging and income generation purposes. Derivatives used by the company include foreign currency and interest rate swaps and interest rate cap contracts. See Note 6.

Non-admitted assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $14 and $0 at December 31, 2004 and 2003, respectively. Income on

Single Premium Immediate Annuities Statement of Additional Information	B-31

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as DFIT assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $11,031 and $14,577 at December 31, 2004 and 2003, respectively. The other non-admitted assets were $1 and $671 at December 31, 2004 and 2003, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and contract reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.5% to 6.75% and averaging approximately 4.8%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset valuation reserve: The Asset Valuation Reserve (“AVR”) that covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserves primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as transfers to or from surplus.

Interest maintenance reserve: The Interest Maintenance Reserve (“IMR”) is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and deposits: Life and accident and health premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Reinsurance: Commissions on business ceded are reported as income. These commissions were approximately $8,792, $6,600 and $4,500 for the years ended December 31, 2004, 2003 and 2002, respectively.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Reclassifications have been made to prior year amounts in order to conform to this presentation.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds and stocks, B) mortgage loan investments and C) other long-term investments.

A. BONDS AND STOCKS:

The amortized cost and estimated fair values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values at December 31, 2004 and 2003, are shown below:

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2004
U.S. Government	$12,425	$1,713	$—	$14,138
All Other Governments	10,158	210	—	10,368
States, Territories & Possessions	—	—	—	—
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	89,519	1,365	(301)	90,583
Public Utilities	211,914	5,396	(725)	216,585
Industrial & Miscellaneous	2,403,413	64,140	(11,157)	2,456,396
Total Bonds	2,727,429	72,824	(12,183)	2,788,070
Common Stocks	1,228	229	—	1,457
Total	$2,728,657	$73,053	$(12,183)	$2,789,527

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2003
U.S. Government	$12,973	$1,470	$—	$14,443
All Other Governments	10,310	363	—	10,673
States, Territories & Possessions	6,400	336	—	6,736
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	100,086	1,349	(41)	101,394
Public Utilities	164,149	7,444	(576)	171,017
Industrial & Miscellaneous	2,322,291	83,812	(12,766)	2,393,337
Total	$2,616,209	$94,774	$(13,383)	$2,697,600

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA-CREF Life writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b)

B-32	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA-CREF Life to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other than temporary, TIAA-CREF Life recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA-CREF Life does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recognized, TIAA-CREF Life continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2004 and 2003 are shown in the table below:

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2004

Less than twelve months:
Bonds	$542,658	$(7,633)	$535,025

More than twelve months:
Bonds	139,923	(4,550)	135,373
Total Bonds	$682,581	$(12,183)	$670,398

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2003

Less than twelve months:
Bonds	$469,876	$(13,272)	$456,604

More than twelve months:
Bonds	26,203	(111)	26,092
Total Bonds	$496,079	$(13,383)	$482,696

**	Amortized cost net of cumulative recorded other-than-temporary impairments.

For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (58%), finance (20%), transportation (7%), public utilities (7%) and other securities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA-CREF Life held 1 asset-backed security where the gross unrealized loss was greater than $1 million at December 31, 2004. The estimated future cash flows supported the carrying value of this asset-backed security. TIAA-CREF Life believes that the estimated fair value of this security was temporarily depressed as a result of unusually strong negative market reaction to this sector.

For 2003, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in manufacturing (43%), transportation (35%), asset-backed securities (22%). The preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA-CREF Life did not hold any securities where the gross unrealized loss was greater than $1 million at December 31, 2003.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2004, by contractual maturity, are shown below:

	Carrying Value	Estimated Fair Value
Due in one year or less	$85,016	$86,531
Due after one year through five years	1,548,387	1,577,656
Due after five years through ten years	140,914	146,603
Due after ten years	267,832	282,740
Subtotal	2,042,149	2,093,530
Residential mortgage-backed securities	83,438	84,237
Asset-backed securities	314,626	320,835
Commercial mortgage-backed securities	287,216	289,468
Total	$2,727,429	$2,788,070

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table totaled approximately $467 and are categorized as asset-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2004 and 2003, approximately 96.6% and 95.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2004	2003
Finance and financial services	17.9%	17.3%
Manufacturing	15.7	15.6
Asset-backed securities	11.5	12.5
Public utilities	10.8	10.4
Commercial mortgage-backed securities	10.5	11.9
Communication	8.4	7.9
Services	5.8	5.8
Retail and wholesale trade	4.7	4.2
Oil and gas	4.6	3.8
Transportation	4.1	4.5
Residential mortgage-backed securities	3.1	2.9
REIT	0.7	0.6
Other	2.2	2.6
Total	100.0%	100.0%

Single Premium Immediate Annuities Statement of Additional Information	B-33

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

OTHER DISCLOSURES

During 2004 and 2003, TIAA-CREF Life acquired bonds and stocks through restructurings and other non-cash transactions aggregating $47,508 and $69,947, respectively. Debt securities amounting to approximately $8,630 and $8,673 at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees, as required by law.

B. MORTGAGE LOAN INVESTMENTS:

TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 68% for commercial loans. The coupon rates for commercial mortgage loans issued during 2004 ranged from 4.5% to 5.0%.

MORTGAGE LOAN IMPAIRMENT REVIEW PROCESS

TIAA-CREF Life monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to identify and quantify any impairments in value. There were no mortgage loans with impaired values at December 31, 2004 and 2003. TIAA-CREF Life accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

MORTGAGE LOAN DIVERSIFICATION

At December 31, 2004 and 2003, the carrying values of mortgage loan investments were diversified by property type and geographic region, as follows:

	2004	2003
Property Type
Office building	65.4%	52.8%
Shopping centers	26.3	38.5
Apartments	8.3	8.7
Total	100.0%	100.0%

	2004	2003
Geographic Region
South Atlantic	47.0%	56.3%
Pacific	16.8	5.8
South Central	15.7	16.4
Mountain	10.6	11.1
North Central	5.0	5.3
Middle Atlantic	4.9	5.1
Total	100.0%	100.0%

At December 31, 2004 and 2003, approximately 22.5% and 23.4% of the mortgage portfolio, respectively, was invested in the District of Columbia and Maryland, respectively, and was included in the South Atlantic region shown above.

SCHEDULED MORTGAGE LOAN MATURITIES

At December 31, 2004, the contractual maturity schedule of mortgage loans is shown below:

Carrying Value
Due in one year or less	$1,907
Due after one year through five years	151,346
Due after five years through ten years	16,520
Due after ten years	5,922
Total	$175,695

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

C. OTHER LONG TERM INVESTMENTS:

TIAA-CREF Life’s carrying value in other long-term investments, which are primarily contract loans, derivatives, and investments in process, at December 31, 2004 and 2003 was $29 and $36, respectively.

D. COMMITMENTS:

At December 31, 2004, outstanding commitments to fund future long-term bond investments scheduled for disbursement in 2005 were approximately $15,025. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers.

Note 4—investment income and capital gains and losses

Net investment income: The components of net investment income were as follows:

	2004	2003	2002
Bonds	$141,493	$148,079	$88,067
Common stock	58	—	—
Mortgages	11,803	4,379	2,428
Cash, cash equivalents and short-term investments	427	1,763	1,465
Other long-term investments	(4,947)	(3,264)	(18)
Total gross investment income	$148,834	$150,957	$91,942
Less investment expenses	(3,088)	(3,022)	(2,185)
Net investment income before amortization of IMR gains	145,746	147,935	89,757
Amortization of IMR gains	2,393	2,173	761
Net investment income	$148,139	$150,108	$90,518

Realized capital gains and losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows:

	2004	2003	2002
Bonds	$3,937	$4,468	$(9,430)
Other long-term investments	—	418	(19)
Short-term investments	(3)	191	—
Total before capital gains taxes and transfers to the IMR	3,934	5,077	(9,449)
Transfers to the IMR	(4,237)	(7,547)	(474)
Capital gains taxes	(221)	—	(73)
Net realized capital gains (losses) less capital gains taxes, excluding transfers to the IMR	$(524)	$(2,470)	$(9,996)

B-34	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

Write downs of bonds resulting from impairments that are considered to be other than temporary, reflected in the preceding table as realized capital (losses), were approximately $0, ($4,136) and ($9,922) at December 31, 2004, 2003 and 2002, respectively. Proceeds from sales of long-term bond investments during 2004, 2003 and 2002 were $127,947, $430,255 and $87,865, respectively. Gross gains of $4,837, $12,832 and $1,687, and gross losses, excluding impairments considered to be other than temporary, of $953, $4,228 and $1,195 were realized on these sales during 2004, 2003 and 2002, respectively.

Unrealized capital gains and losses: For 2004, 2003, and 2002, the net change in unrealized capital gains/(losses) on investments, resulting in a net increase (decrease) in valuation of investments were approximately $621, ($105) and ($300), respectively.

Note 5—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA-CREF Life using market information available as of December 31, 2004 and 2003 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
December 31, 2004
Assets
Bonds	$2,727,429	$2,788,070
Common stocks	1,457	1,457
Mortgages	175,695	177,189
Cash, cash equivalents and short-term investments	40,731	40,731
Separate account seed money investments	1,070	1,070
Liabilities
Personal Annuity Select—Fixed Account	1,720,699	1,720,699
Funding Agreements	849,051	849,051
Derivative Financial Instruments	(2,809)	(6,300)

	Carrying Value	Estimated Fair Value
December 31, 2003
Assets
Bonds	$2,616,209	$2,697,600
Mortgages	169,116	172,844
Cash, cash equivalents and short-term investments	47,160	47,160
Separate account seed money investments	812	812
Liabilities
Personal Annuity Select—Fixed Account	1,681,141	1,681,141
Funding Agreements	798,496	798,496
Derivative Financial Instruments	(1,838)	(9,776)

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2004 and 2003 were as follows:

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,906,891	$1,951,414	$1,732,226	$1,799,609
Privately placed bonds	820,538	836,656	883,983	897,991
Total	$2,727,429	$2,788,070	$2,616,209	$2,697,600

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common stocks, cash, cash equivalents and short-term investments and separate account seed money investments: The carrying values were considered reasonable estimates of their fair values.

Personal annuity select—fixed account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

Funding agreements: The carrying values (account balance) of the liabilities were considered reasonable estimates of their fair values.

Insurance and annuity contracts: TIAA-CREF Life’s insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative financial instruments: The fair values of interest rate cap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates and estimated future cashflows. The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on anticipated interest rates, estimated future cashflows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA-CREF Life’s counterparties.

Note 6—derivative financial instruments

TIAA-CREF Life uses derivative instruments for hedging and income generation purposes. TIAA-CREF Life does not engage in derivative financial instrument transactions for speculative purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative posi -

Single Premium Immediate Annuities Statement of Additional Information	B-35

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

tions for each individual counterparty, unless otherwise described below.

Interest rate swap contracts: TIAA-CREF Life enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

Interest rate cap contracts: TIAA-CREF Life purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA-CREF Life’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA-CREF Life on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Foreign currency swap contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses.

	Notional Value	Carrying Value	Estimated Fair Value
December 31, 2004
Interest rate swap contracts	$181,400	$—	$(3,062)
Interest rate cap contracts	67,790	—	—
Foreign currency swap contracts	10,080	(2,809)	(3,238)
Total	$259,270	$(2,809)	$(6,300)

	Notional Value	Carrying Value	Estimated Fair Value
December 31, 2003
Interest rate swap contracts	194,000	—	(7,875)
Interest rate cap contracts	67,790	32	32
Foreign currency swap contracts	10,080	(1,870)	(1,933)
Total	$271,870	$(1,838)	$(9,776)

Note 7—separate account

TIAA-CREF Life currently has two separate accounts. TIAA-CREF Life Separate Account VA-1 and the TIAA-CREF Life Separate Account VLI-1 (“VLI-1”).

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through TIAA-CREF Life Separate Account VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of the VLI-1 assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. TIAA-CREF Life also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although TIAA-CREF Life owns the assets of the separate accounts, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Premiums, considerations or deposits received by TIAA-CREF Life’s separate accounts totaled $107,085, $45,726 and $44,203, for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves for these separate accounts totaled $354,335 and $248,573 at December 31, 2004 and 2003, respectively.

Note 8—related party transactions

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

B-36	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2004 (dollars in thousands)	continued

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250,000, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 capital contribution to TIAA-CREF Life during 2003 and did not make a capital contribution during 2004. The total capital stock owned by and net paid-in-capital received from TIAA is $290,000.

TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA. As of December 31, 2004, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 basis points to TIAA on the undrawn committed amount. During 2004, there were eighteen drawdowns totaling $79,300 that were repaid by December 31, 2004. As of December 31, 2004 outstanding principal plus accrued interest was $0.

TIAA-CREF Life provides all administrative services for VA-1 and VLI-1 in accordance with an Administrative Services Agreement with VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

Note 9—federal income taxes

Beginning January 1, 1998 TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts payable to TIAA, included in Other Liabilities (Receivables) for federal income taxes were $(3,743) and $1,162 at December 31, 2004 and 2003, respectively.

The components of TIAA-CREF Life’s net deferred tax asset were as follows:

	2004	2003	Change
Gross deferred tax assets	$13,110	$16,563	$(3,453)
Gross deferred tax liabilities	440	—	440
Deferred tax assets, non-admitted	11,030	14,577	(3,547)
Net deferred tax asset, admitted	$1,640	$1,986	$(346)

TIAA-CREF Life’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code. TIAA-CREF Life’s gross deferred tax liability is attributable to deferred market discount on bonds. There are no deferred tax liabilities that have not been recognized.

TIAA-CREF Life was subject to the domestic federal statutory income tax rate of 35%. TIAA-CREF Life’s effective federal income tax rate for 2004 differs from tax at the statutory income tax rate, as illustrated below:

	For the Years Ended December 31,
	2004	2003	2002
Net gain/(loss) from operations	$34,867	$25,276	$(8,253)
Statutory rate	35%	35%	35%
Tax at statutory rate	12,203	8,847	(2,889)
Deferred acquisition costs less amortization	(157)	3,150	5,378
Amortization of interest maintenance reserve	(838)	(760)	(266)
Net increase in reserves	(1,835)	347	257
True-up of prior year’s tax	(92)	(7)	(366)
Other adjustments	(414)	38	(325)
Federal income tax expense	$8,867	$11,615	$1,789

As of December 31, 2004, TIAA-CREF Life had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $3,268 at December 31, 2002 of which $995 was used to offset capital gains realized in 2004. The remaining capital loss carry forward of $2,273 from 2002 will expire in 2007.

TIAA-CREF Life incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows:

Year Incurred	Tax Incurred
2002	$2,148
2003	11,530
2004	8,959

Note 10—pension plan and postretirement benefits

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life’s net expense for the qualified defined contribution plan was approximately $2,394, $3,013 and $2,657 for 2004, 2003 and 2002, respectively, and for other postretirement benefit plans was $348, $502 and $255 for 2004, 2003 and 2002, respectively.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Single Premium Immediate Annuities Statement of Additional Information	B-37

Notes to statutory—basis financial statements	TIAA-CREF Life Separate Insurance Company December 31, 2004	continued

General account policy and contract reserves as of December 31, are summarized as follows:

	For the Years Ended December 31,
(dollars in thousands)	2004	2003
Life Insurance	$25,073	$15,056
Annuities	1,761,876	1,718,945
Active Life and Claim Reserves	—	25,597
Supplementary Contracts	1,584	1,550
Disability – Active and Disabled Lives ( Life )	151	92
Funding Agreements	849,051	798,496
Other	1,766	623
Total Policy and Contract Reserves	$2,639,501	$2,560,359

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 97% of the total reserves in TIAA-CREF Life Insurance Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1,702 and $1,154 at December 31, 2003 and December 31, 2004 respectively.

For the Lifetime Fixed V, base reserves are calculated in accordance with CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

At December 31, TIAA-CREF Life’s general account annuity reserves and deposit liabilities had the following characteristics:

	2004		2003
(dollars in thousands)	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,565,488	98.1%	$2,478,114	98.4%
At book value less current surrender charge of 5% or more	4,873	0.2	492	0.0
At market value	—	0.0	—	0.0
Not subject to discretionary withdrawal	43,916	1.7%	41,008	1.6
Total annuity reserves and deposit liabilities	2,614,277	100.0	2,519,614	100.0%

Reconciliation to total policy & contract reserves shown on the balance sheet:
Reserves on other life policies & contracts	25,224		15,148
Reserves on accident & health policies	—		25,597
Total policy and contract reserves	$2,639,501		$2,560,359

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table and 4.5% interest. Term conversion reserves are based on TIAA-CREF Life term conversion mortality experience and 4.5% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

TIAA-CREF Life waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. TIAA-CREF Life had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2004 and December 31, 2003, respectively. As of December 31, 2004 and 2003, TIAA-CREF Life had $2,250,090 and $1,986,567 of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Deficiency reserves on the above insurance totaled $5,640 and $5,904 at December 31, 2004 and 2003, respectively.

For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of

B-38	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Separate Insurance Company December 31, 2004	continued

interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 12—reinsurance

On November 18, 2003, TIAA and TIAA-CREF Life have entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. The indemnity reinsurance agreement was effective May 1, 2004. On that day, reserves related to in-force business of $24.6 million were transferred to MetLife and were accounted for as premiums. TIAA-CREF Life also received $1.6 million as the purchase price from MetLife related to these agreements. The amounts related to these reinsurance agreements included in the table below are $44,172 for premiums, $25,597 for increase in policy and contract reserves, and $23,748 for policy and contract reserves.

In addition to the MetLife agreements, TIAA-CREF Life enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. TIAA-CREF Life remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. TIAA-CREF Life does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include:

	For the Years Ended December 31,
(dollars in thousands)	2004	2003	2002
Premiums	$60,901	$10,634	$5,685
Increase in policy and contract reserves	47,473	15,815	5,706
Policy and contract liabilities	76,432	27,221	11,406

Note 13—concentration of risk

TIAA-CREF Life received approximately $57,250 in Funding Agreement deposits from the State of California under the Golden State Scholarshare College Savings Trust and the Governor’s Scholarship Program in 2004, which represented approximately 9.6% of TIAA-CREF Life’s total cash provided from all sources in 2004.

TIAA-CREF Life received approximately $196,570 in Funding Agreement deposits from the State of California under the Golden State Scholarshare College Savings Trust and the Governor’s Scholarship Program in 2003, which represented approximately 9.6% of TIAA-CREF Life’s total cash provided from all sources in 2003. TIAA-CREF Life also received $129,363 from the State of New York under the New York College Choice program, which represented approximately 6.3% of TIAA-CREF Life’s total cash provided from all sources in 2003. The New York State program expired on July 30, 2003 and assets in the amount of $292,391 were transferred to the new program manager in November, 2003.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life’s financial position or the results of its operations.

Single Premium Immediate Annuities Statement of Additional Information	B-39

730 Third Avenue

New York, NY 10017-3206

A10896

05/05

Part C - OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial statements.*

Part A: None

Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:*

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Audited Financial Statements

December 31, 2004:

TIAA-CREF LIFE INSURANCE COMPANY

Audited Statutory-Basis Financial Statements

December 31, 2004:

Report of Management Responsibility	B-24
Report of the Audit Committee	B-25
Report of Independent Registered Public Accounting Firm	B-26
Balance Sheets	B-27
Statements of Operations	B-27
Statements of Changes in Capital and Surplus	B-28
Statements of Cash Flow	B-29
Notes to Statutory-Basis Financial Statements	B-30

(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant 1/

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) 2/

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto 1/

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

	(A)	One-Life Immediate Annuity contract 5/

	(B)	Two-Life Immediate Annuity contract 5/

	(C)	Fixed Period Immediate Annuity contract 5/

(5)	Form of Application for the SPIA Contracts 5/

(6)	(A)	Charter of TIAA-CREF Life 2/

	(B)	Bylaws of TIAA-CREF Life 2/

(7)	None

(8)	Participation/Distribution Agreement with TIAA-CREF Life Funds 2/

(9)	Consent of George W. Madison, Esquire *

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP *

	(B)	Consent of Ernst & Young LLP *

(11)	None

(12)	None

(13)	Schedule of Computation of Performance Information (NA)

(14)	Financial Data Schedule - not required

*	Filed herewith.

[1]	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

[2]	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

[3]	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

[4]	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

[5]	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with the Depositor

Mary E. Beams TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Bret L. Benham TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director and Vice President

Monica D. Calhoun TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Scott C. Evans TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

I. Steven Goldstein TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Glenn A. MacFarlane TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director, Vice President and Finance Manager

Erwin W. Martens TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Elizabeth A. Monrad TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director and Executive Vice President, Finance, Actuarial and Facilities

Frances Nolan TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Name and Principal Business Address	Positions and Offices with the Depositor
Dermot J. O’Brien TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Keith H. Rauschenbach TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Bertram L. Scott TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director, Chairman, President and Chief Executive Officer

John A. Somers TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director

Glenn S. Brausa TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Chief Investment Officer

Gary Chinery TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Vice President and Treasurer

Edward Van Dolsen TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Vice President

Linda S. Dougherty TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Second Vice President and Chief Financial Officer

Mark L. Serlen TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Secretary

Name and Principal Business Address	Positions and Offices with the Depositor
Harry L. Klaristenfeld TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Appointed Actuary

Jeffrey S. Goldin TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Illustration Actuary

Jorge Gutierrez TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Treasurer

Steven L. Sterman TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Investment Officer

Carol Baldwin Moody TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Chief Compliance Officer

Kim Van Doorn TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Director, Compliance

Matthew Daitch TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Actuary

Edward J. Leahy TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Secretary

Benjamin Leiser TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Secretary

Name and Principal Business Address	Positions and Offices with the Depositor
Bruce Wallach TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Secretary

Roger A. Vellekamp TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017-3206	Assistant Secretary

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA. All TIAA subsidiary companies are Delaware corporations, except as indicated.

2 LPPA, LLC

485 Properties, LLC

730 Texas Forest Holdings, Inc.

Ataya Hardwoods, LLC

Bethesda ARC, LLC

Bisys Crossings I, LLC

Boca 10 A & B LLC

Boca 10 C & D LLC

Boca 11 A LLC

Boca 11 B LLC

Boca 11 C & D LLC

Boca 11 E & F LLC

Boca 54 Land Associates LLC

College Credit Trust

CTG & P, LLC

DAN Properties, Inc.

ETC Repackaging, Inc.

GA-Buckhead, L.L.C.

IL-161 Clark Street, L.L.C.

Illinois Teachers Properties, LLC

JV Georgia One, Inc.

JV Minnesota One, Inc.

JV North Carolina One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

Light St. Partners LLP

M.O.A. Enterprises, Inc.

MOA Investors I, Inc.

NCDC Funding, LLC

ND Properties, Inc.

One Boston Place, LLC

One Boston Place Real Estate Investment Trust

Rouse-Teachers Holding Company

Rouse-Teachers Land Holdings, Inc.

Savannah Teachers Properties, Inc.

Storage Portfolio I, LLC

T114 Properties, Inc.

T-C Sports Co., Inc.

TCAM Core Property Fund GP LLC

TCAM Core Property Fund Operating GP LLC

TCAM Core Property Fund REIT LLC

TCT Holdings, Inc.

T-Investment Properties Corp.

T-Land Corp.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

Teachers REA, LLC

Teachers REA II, LLC

Teachers REA III, LLC

Teachers West, LLC

Ten Westport I, LLC

Ten Westport II, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Advisory Services, LLC

TIAA Bay Isle Key II Member, LLC

TIAA Bay Isle Key II, LLC

TIAA Canada Retail Business Trust

TIAA CMBS I, LLC

TIAA Diamond Investor, LLC

TIAA European Funding Trust

TIAA Financial Services, LLC

TIAA Florida Mall, LLC

TIAA Franklin Square, LLC

TIAA-Fund Equities, Inc.

TIAA Global Markets, Inc.

TIAA Lakepointe, LLC

TIAA Miami International Mall, LLC

TIAA Realty, Inc.

TIAA Realty Capital Management, LLC

TIAA Retail Commercial LLC

TIAA-Shenandoah, LLC

TIAA Stafford-Harrison, LLC

TIAA SF One, LLC

TIAA Timberlands I, LLC

TIAA Timberlands II, LLC

TIAA The Reserve II Member, LLC

TIAA The Reserve II, LLC

TIAA Tri-State, LLC

TIAA West Town Mall, LLC

TIAA-CREF Enterprises, Inc.

TIAA-CREF Individual & Institutional Services, LLC

TIAA-CREF Investment Management, LLC

TIAA-CREF Life Insurance Company

TIAA-CREF Trust Company, FSB

TIAA-CREF Tuition Financing, Inc.

TREA Rockville, LLC

Twenty Westport I, LLC

Twenty Westport II, LLC

WA-WTC, L.L.C.

WRC Properties, Inc.

Notes

(1): All subsidiaries are Delaware entities except as follows:

a)	Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in four Delaware entities and fourteen foreign entities.

Item 27.	Number of Contractowners

As of December 31, 2004, there were 390 owners of contracts of the class presently offered by this Registration Statement.

Item 28.	Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Teachers Personal Investors Service, Inc. (“TPIS”), acts as principal underwriter for Registrant, TIAA-CREF Life Separate Account VLI-1, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

(b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c) Not Applicable.

Item 30.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017 and at 8500 Andrew Carnegie Blvd, Charlotte, NC 28262. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, TIAA Life Separate Account VA-1 has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2005.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

	By:	/s/ Bret L. Benham
	Name:	Bret L. Benham
	Title:	Vice President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bret L. Benham Bret L. Benham	Vice President and Director	April 29, 2005

/s/ Linda S. Dougherty Linda S. Dougherty	Second Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 29, 2005

Signature of Director	Date	Signature of Director	Date

/s/ Mary E. Beams Mary E. Beams	4/29/05	/s/ Elizabeth A. Monrad Elizabeth A. Monrad	4/29/05

/s/ Bret L. Benham Bret L. Benham	4/29/05	Frances Nolan

/s/ Monica D. Calhoun Monica D. Calhoun	4/29/05	/s/ Dermot J. O’Brien Dermot J. O’Brien	4/29/05

/s/ Scott C. Evans Scott C. Evans	4/29/05	/s/ Keith H. Rauschenbach Keith H. Rauschenbach	4/29/05

/s/ I. Steven Goldstein I. Steven Goldstein	4/29/05	Bertram L. Scott

/s/ Glenn A. MacFarlane Glenn A. MacFarlane	4/29/05	John A. Somers

Erwin W. Martens

Exhibit Index

(9)	Consent of George W. Madison, Esquire

(10)	(A) Consent of Sutherland Asbill & Brennan LLP (B) Consent of Ernst & Young LLP